UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 18, 2008

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

Five TEK Park 9999 Hamilton Blvd.
Breinigsville, Pennsylvania	18031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

                This Amendment No. 1 amends and restates in its entirety Item 9.01 of the Current Report on Form 8-K filed by Buckeye Partners, L.P. (the “Partnership”) with the Securities and Exchange Commission on January 18, 2008 in order to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K with respect to the Partnership’s acquisition of all of the limited liability company interests in Lodi Gas Storage, L.L.C. (“LGS”) from an affiliate of ArcLight Capital Partners, LLC.  This Amendment No. 1 does not reflect any events that have occurred after the Form 8-K was originally filed on January 18, 2008.

Item 9.01                                             Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited Consolidated Financial Statements of LGS and Subsidiary as of and for the years ended December 31, 2007 and 2006, and Independent Auditors’ Report, are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited Pro Forma Combined Financial Statements of the Partnership and LGS as of and for the year ended December 31, 2007 are attached hereto as Exhibit 99.3.

(d)	Exhibits.

2.1

Purchase and Sale Agreement, dated as of July 24, 2007, by and between Lodi Holdings, L.L.C. and Buckeye Gas Storage LLC (incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on July 24, 2007).*

2.2

Amendment No. 1 to the Purchase and Sale Agreement, dated as of October 31, 2007, by and between Lodi Holdings, L.L.C. and Buckeye Gas Storage LLC (incorporated by reference to Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed on January 18, 2008).*

2.3

Amendment No. 2 to the Purchase and Sale Agreement, dated as of November 13, 2007, by and between Lodi Holdings, L.L.C. and Buckeye Gas Storage LLC (incorporated by reference to Exhibit 2.3 to the Partnership’s Current Report on Form 8-K filed on January 18, 2008).*

23.1	Consent of Deloitte & Touche LLP

99.1	Press release of Buckeye Partners, L.P. issued January 18, 2008 (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed on January 18, 2008).

99.2	The audited Consolidated Financial Statements of Lodi Gas Storage, L.L.C. and Subsidiary as of and for the years ended December 31, 2007 and 2006, and Independent Auditors’ Report.

99.3	The unaudited Pro Forma Combined Financial Statements of Buckeye Partners, L.P. and Lodi Gas Storage, L.L.C. as of and for the year ended December 31, 2007.

*Schedules and exhibits to the plan of acquisition and the amendments thereto were not filed.  The Partnership will furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

		By:	STEPHEN C. MUTHER
Stephen C. Muther
President

Dated: April 4, 2008

Exhibit Index

Exhibit

2.1

Purchase and Sale Agreement, dated as of July 24, 2007, by and between Lodi Holdings, L.L.C. and Buckeye Gas Storage LLC (incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on July 24, 2007).

2.2

Amendment No. 1 to the Purchase and Sale Agreement, dated as of October 31, 2007, by and between Lodi Holdings, L.L.C. and Buckeye Gas Storage LLC (incorporated by reference to Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed on January 18, 2008).

2.3

Amendment No. 2 to the Purchase and Sale Agreement, dated as of November 13, 2007, by and between Lodi Holdings, L.L.C. and Buckeye Gas Storage LLC (incorporated by reference to Exhibit 2.3 to the Partnership’s Current Report on Form 8-K filed on January 18, 2008).

23.1	Consent of Deloitte & Touche LLP

99.1	Press release of Buckeye Partners, L.P. issued January 18, 2008 (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed on January 18, 2008).

99.2	The audited Consolidated Financial Statements of Lodi Gas Storage, L.L.C. and Subsidiary as of and for the years ended December 31, 2007 and 2006, and Independent Auditors’ Report.

99.3	The unaudited Pro Forma Combined Financial Statements of Buckeye Partners, L.P. and Lodi Gas Storage, L.L.C. as of and for the year ended December 31, 2007.